UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 2, 2005
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                                  Nephros, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 001-32288
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           Delaware                                              13-3971809
           --------                                              ----------
 (State or other Jurisdiction of                              (I.R.S. Employer
         Incorporation)                                      Identification No.)


                     3960 Broadway, New York, New York 10032
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 781-5113
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                            (Registrant's telephone
                          number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      On March 2, 2005, Nephros, Inc. ("Nephros") entered into an agreement with Asahi Kasei Medical Co., Ltd., a business unit of Asahi Kasei Corporation, ("Asahi") granting Asahi exclusive rights to manufacture and distribute filter products based on the Nephros OLpur (TM) MD190 hemodiafilter in Japan for 10 years. In exchange for these rights, Nephros will receive an up front license fee in the amount of $1.75 million, plus additional royalties and milestone payments based on the future sales of the product in Japan. Japanese filter sales are subject to regulatory approval in that country, and the agreement contemplates that Asahi will conduct trials and make regulatory submissions to seek such approval.

      In addition, Nephros and Asahi entered into a Subscription Agreement dated March 2, 2005, pursuant to which Asahi shall purchase 184,250 shares of Nephros common stock from Nephros by March 16, 2005, for an aggregate of 100 million Japanese Yen (approximately $956,000). The Subscription Agreement prohibits Asahi from transferring the shares purchased thereunder for a period of 12 months without Nephros's written consent.

Item 8.01. Other Events.

      On March 2, 2005, Nephros, Inc. issued a press release announcing the transactions discussed above.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

            10.1 HDF Cartridge License Agreement, dated as of March 2, 2005, between Nephros, Inc. and Asahi Kasei Medical Co., Ltd.

            10.2 Subscription Agreement, dated as of March 2, 2005, between Asahi Kasei Medical Co., Ltd. and Nephros, Inc.

            99.1  Press Release issued by Nephros, Inc. dated March 2, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 2, 2005



                                    NEPHROS, INC.

                                    By: /s/ Marc L. Panoff
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                                       Marc L. Panoff
                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer)